UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2006

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On July 14, 2006, Inland Real Estate Corporation (the “Company”) issued a press release announcing that the Company will release its second quarter 2006 financial results on Friday, August 4, 2006 before the NYSE market open.  The Company will host a management conference call to discuss these financial results at 10:00 a.m. CDT (11:00 a.m. EDT) that same day.  The conference call can be accessed by dialing 866-356-3377, or 617-597-5392 for international callers.  The conference call passcode is 53179082.  The Company suggests that participants dial in at least ten minutes prior to the scheduled start of the call.  The conference call also will be available via live webcast on the Company’s website at http://www.inlandrealestate.com.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On July 17, 2006, the Company issued a press release announcing that the Company had paid a cash dividend of $0.08 per share on the outstanding shares of its common stock to common stockholders of record at the close of business on June 30, 2006.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On July 18, 2006, the Company issued a press release announcing that the Company has declared a cash dividend of $0.08 per share on the outstanding shares of its common stock, payable on August 17, 2006 to common stockholders of record at the close of business on July 31, 2006.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated July 14, 2006
99.2	Press release of Inland Real Estate Corporation, dated July 17, 2006
99.3	Press release of Inland Real Estate Corporation, dated July 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  July 18, 2006

exhibit index

Exhibit No.                   Description

Press release of Inland Real Estate Corporation, dated July 14, 2006

Press release of Inland Real Estate Corporation, dated July 17, 2006

Press release of Inland Real Estate Corporation, dated July 18, 2006